KEMPER CLASSIC GROWTH FUND

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                          KEMPER GLOBAL DISCOVERY FUND

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                                KEMPER VALUE FUND

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The  following  supplements  the currently  effective  Prospectus of each of the listed funds:

On September 7, 1998, the businesses of Zurich Insurance Company ("Zurich") (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services, with the balance initially owned by former B.A.T shareholders.

Upon consummation of this transaction, each Fund's existing investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board has approved new investment management agreements with Scudder Kemper, which are substantially identical to the current investment management agreements, except for the dates of execution and termination. These agreements became effective upon the termination of the then current investment management agreements and will be submitted for shareholder approval at special meetings currently scheduled to conclude in December 1998.

The following supplements information in the section entitled "Investment Manager and Underwriter" for the currently effective Prospectus of Kemper Classic Growth Fund:

Effective September 10, 1998, the positions of William F. Gadsden and Bruce F. Beaty are Co-Lead Portfolio Managers for the Fund.











September 15, 1998